UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 29, 2004

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 40 pages.

ITEM 1.01 Entry into a Material Definitive Agreement

     The purpose of this Current Report on Form 8-K is to file the Employment Agreements for BB&T Corporation’s Christopher L. Henson and Ricky K. Brown, and to file amendments to Kelly S. King’s Employment Agreement, all approved by the Board of Directors on October 26, 2004.

ITEM 9.01   Financial Statements and Exhibits

    Exhibit 99.1   Employment Agreement for Christopher L. Henson.

    Exhibit 99.2   Employment Agreement for Ricky K. Brown.

    Exhibit 99.3   Amended and Restated Employment Agreement for Kelly S. King.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Senior Vice President and Corporate Controller
                                                                                (Principal Accounting Officer)

Date:       November 1, 2004